UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Item 1. Report to Stockholders.

2015 Semi-Annual Report May 31, 2015

www.tortoiseadvisors.com

Tortoise VIP MLP & Pipeline Portfolio
2015 Semi-Annual Report

Table of Contents

Letter to Shareholders	3

TVPTX: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	14

Additional Information	18

Sector allocations
		Total assets
Name/Ticker	Primary focus	($000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise VIP MLP & Pipeline Portfolio Class II Shares (TVPTX) Inception: 4/2014	North American pipeline companies	$2,874

1 As of 6/30/2015
2 As of 5/31/2015

2	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Dear shareholders,

The broad energy sector was relatively flat during the six months ending May 31, 2015 despite commodity price volatility, especially in the first fiscal quarter ending Feb. 28, 2015, with the S&P Energy Select Sector® Index returning -0.4%. The price of crude oil moved sharply lower in December and January. Factors pressuring oil prices included increasing global supply, uncertainty about global demand growth and a strong U.S. dollar. As can be the case in the short term, the market did not necessarily decipher quality, and stocks across the value chain were affected.

Across the broader market, equities edged out their fixed-income counterparts for the six month period with the S&P 500® Index returning 3.0% compared to the Barclays U.S. Aggregate Bond Index’s 1.1% return. The second half of the period started on an upbeat note, with better-than-expected earnings reports and economic data showing strength in new home construction, improving employment and marginal economic growth, though performance during the final three months of the period was essentially flat.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil & Gas Producers IndexSM, returned -4.2% for the six-month period ending May 31, 2015. For the second half of that period, the index returned -0.3%, reflecting what appears to be an improving environment in this segment of the energy value chain. Crude oil prices opened the fiscal year at $66.15 per barrel, dropping to a low for the period of $43.46 on March 17, and then rebounding to close the period at $60.30. With the Organization of Petroleum Exporting Countries (OPEC) expected to continue to produce at least its 30 million barrels per day (MMbbl/d) quota to maintain market share – a plan the organization confirmed at its June 5 meeting in Vienna – U.S. oil producers have reined in spending, reduced headcounts and idled rigs. However, production continued to benefit from improved efficiencies and current U.S. production is at its highest level since the early 1970s, averaging 9.6 MMbbl/d in May1. It is expected that production will generally decline during the second half of 2015 and into 2016 before resuming growth.

Natural gas rigs also declined during the period.² Nonetheless, production and inventories remain strong, which we think should keep prices at relatively low levels throughout the remainder of 2015. Increasingly efficient drilling likely will support growing production despite low natural gas prices. The bulk of growth is expected to come from the Marcellus, as uncompleted wells are finished and new infrastructure comes online to deliver gas to markets in the Northeast and the Gulf Coast. U.S. natural gas net imports decreased 9% in 2014, continuing an eight-year downward trajectory, with net natural gas imports (imports minus exports) reaching the lowest level since 1987.¹

For the week ending May 29, storage levels surpassed the five-year (2010-2014) level. The week’s injection of 132 billion cubic feet was the largest net injection in more than a decade.¹ Natural gas prices opened the fiscal year at $4.24 per million thermal units (MMBtu), hit their low for the period at $2.48 on April 27 and then closed the period at $2.64 per MMBtu.

Midstream

Master Limited Partnerships (MLPs), as represented by the Tortoise MLP Index®, posted a -4.8% return for the fiscal first half ending May 31, 2015. Midstream MLPs dramatically outperformed upstream MLPs, as investors continued to demonstrate their preference for midstream MLPs, which generally have less direct commodity price risk than their upstream counterparts.

Broader pipeline companies fared better than MLPs (which include companies across the energy value chain), as evidenced by the -2.5% return posted by the Tortoise North American Pipeline IndexSM for the six months ending May 31, 2015. Even as rig counts have come down dramatically, North American production has continued to be strong, underscoring the sustained need for greater pipeline takeaway capacity. Investment within the segment remains strong, with new midstream projects placed in service during the period and additional projects scheduled to commence later in 2015 and into 2016. Our projection for capital investment in MLP, pipeline and related organic growth projects from 2015 through 2017 remains strong at approximately $160 billion.

Downstream

Low oil prices have benefitted refineries, reducing their costs and increasing demand for refined products, such as gasoline and diesel fuel. Meanwhile, continued strong natural gas production has supported the rapid expansion of petrochemical companies that use natural gas as a feedstock to make many household products. Over the last three years the Environmental Protection Agency and state agencies have issued draft or final permits to build or expand more than 100 oil, gas or chemical facilities along the Gulf Coast, with a dozen more applications pending.³ Inexpensive, abundant natural gas also has driven new construction of fertilizer plants in various sections of the country.

(unaudited)

Tortoise Capital Advisors	3

Capital markets

Capital markets remained supportive during the period, continuing to demonstrate their confidence in across the energy value chain. Total exploration and production capital raised was nearly $30 billion, fairly evenly split between equity and debt. Capital markets also remained supportive of MLP and pipeline companies, which raised nearly $15 billion in equity and approximately $24 billion in debt. Power companies in the downstream segment raised approximately $28 billion in total capital during the six-month period.

There were five MLP initial public offerings (IPOs) (including a supplier of wood pellets used for power generation; one of the largest owners of oil and gas mineral interests in the U.S.; and an owner of natural gas pipelines) and one C-corporation pipeline IPO during the first half of the fiscal year, totaling approximately $3.9 billion. Merger and acquisition activity was also healthy during the period, with MLP and pipeline transactions totaling approximately $55 billion.

Concluding thoughts

Despite some current headwinds, we continue to believe the North American energy sector presents long-term investment opportunities. It appears that oil prices have somewhat stabilized as compared to the volatility earlier in the year, and we think the second half of 2015 will bring a more balanced supply/demand equation, supporting higher crude oil prices over time.

Sincerely,

The Managing Directors at
Tortoise Capital Advisors, L.L.C.

The Tortoise North American Oil & Gas Producers IndexSM is a float adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The S&P 500® Index is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market. The maturity of the bonds in the index are over one year. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector involved in the development or production of energy products.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index®, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream IndexSM is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Productions sub sector indices.

The indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and, these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the Index and none shall be liable for any errors or omissions in calculating the Index.

It is not possible to invest directly in an index.

Performance data quoted represents past performance: past performance does not guarantee future results.
Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

¹ Energy Information Administration, June 2015
² Baker Hughes, May 2015
³ Environmental Integrity Project, December 2014

4	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Tortoise VIP MLP & Pipeline Portfolio

Basic portfolio facts

Investment objective: Total return

Structure: Regulated investment company

Class II
Ticker	TVPTX
Net expense ratio(1)	1.50%

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired portfolio fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through May 31, 2016. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding this expense limit.

Key highlights

Before investing in the portfolio, investors should consider their investment goals, time horizons and risk tolerance. The portfolio may be an appropriate investment for investors who are seeking:

●	Access to growing North American pipeline network
●	Asset class has attractive total return and overall portfolio diversification potential
●	Long-lived assets correspond with long-term investment horizon
●	Actively managed portfolio of pipeline companies (MLPs, general partners, corporations)
●	Expertise of MLP investment pioneer
●	No K-1s, no unrelated business taxable income

Targeted investment characteristics

The portfolio’s targeted investments will generally have the following characteristics:

●

Strategic essential energy infrastructure assets – Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and have experienced relatively inelastic demand.

●	Long-lived assets – Companies that operate tangible assets with prospects for long economic useful lives (generally 20 years or more).
●

History of predictable, recurring revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with historically low commodity price risk.

●	Total-return potential through growth and current income – Companies that generate a current cash return at the time of investment with dividend or distribution growth potential.
●	Stable operating structures – Companies with relatively low maintenance expenditures and economies of scale.
●	High barriers to entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.
●

Experienced management teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience and focus in their particular segments of the energy infrastructure industry.

Value of $10,000 vs. S&P 500® Index
Since inception on April 30, 2014 through May 31, 2015

This chart illustrates the performance of a hypothetical $10,000 investment made on April 30, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio’s distributions or the redemption of portfolio shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the portfolio and dividends for the index.

The performance data quoted above represents past performance since inception on April 30, 2014 through May 31, 2015. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Capital Advisors	5

Performance discussion

A number of factors influenced asset performance during the first half of the portfolio’s fiscal year.

●

Gathering and processing companies detracted the most from absolute performance, as those holdings with natural gas liquids (“NGLs”) exposure struggled as NGL prices remained low. An overweight position also hurt relative results. However, one holding in this group, Williams Companies, announced its intended acquisition of Williams Partners, L.P. in a deal valued at approximately $14 billion. This was well received by the market, which helped offset some of the negative performance in the segment. In June, Williams Companies announced a broader strategic review, putting the pending transaction in doubt, which was also well received, further boosting performance for Williams Companies.

●

Natural gas pipeline companies, particularly those with gathering and processing assets with NGL price exposure, also hurt absolute performance, as NGL prices remained low. However, companies with more pure natural gas pipeline assets performed better and offset some of the negative performance.

●	Refined product pipeline companies added to both absolute and relative performance, benefiting from a long-term outlook for higher growth of dropdown assets.
●	Crude oil pipelines companies also helped absolute performance due to company-specific events.

Total returns (as of May 31, 2015)
Ticker	Class	6 months	1 year	Since inception(1)	Gross expense ratio
TVPTX	Class II	-3.30%	-3.96%	-0.46%	23.43%
S&P 500® Index (2)		2.97%	11.81%	13.23%	—

(1)	Period from portfolio inception on April 30, 2014 through 5/31/2015.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

6	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Tortoise VIP MLP & Pipeline Portfolio

Variable investment options are subject to market risk, including loss of principal, and are suitable for long-term investing, particularly for retirement. An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There are charges and expenses associated with annuities and variable life insurance products, including mortality and expense risk charges, administrative fees, expenses for optional riders and deferred sales charges for early withdrawals. Withdrawals before age 59 1/2 may be subject to a 10 percent IRS penalty.

Investing involves risk. Principal loss is possible. This portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified portfolio. Therefore, the portfolio is more exposed to individual stock volatility than a diversified portfolio. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise Capital Advisors	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014 – May 31, 2015).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2014 to
	(12/01/2014)	(05/31/2015)	05/31/2015)
Class II Actual(2)	$1,000.00	$967.00	$7.36
Class II Hypothetical
(5% annual return	$1,000.00	$1,017.45	$7.54
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2015 of (3.30)%.

(unaudited)

8	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Schedule of Investments (unaudited)
May 31, 2015

	Shares	Fair Value
Common Stock — 74.8%(1)
Canadian Crude/Refined Products Pipelines — 14.5%(1)
Enbridge Inc.	4,380	$209,890
Inter Pipeline Ltd.	3,620	90,063
Pembina Pipeline Corporation	2,211	71,276
		371,229
Canadian Natural Gas/Natural Gas Liquids Pipelines — 4.8%(1)
TransCanada Corporation	2,841	123,214
United States Crude/Refined Products Pipelines — 7.3%(1)
Plains GP Holdings, L.P.	4,353	121,710
SemGroup Corp.	646	50,840
VTTI Energy Partners LP	513	13,282
		185,832
United States Local Distribution Companies — 8.4%(1)
NiSource Inc.	4,584	216,273
United States Natural Gas Gathering/Processing — 13.6%(1)
EnLink Midstream, LLC	1,582	52,380
Targa Resources Corp.	870	79,997
The Williams Companies, Inc.	4,241	216,715
		349,092
United States Natural Gas/Natural Gas Liquids Pipelines — 26.2%(1)
Cheniere Energy, Inc.(2)	700	53,081
Kinder Morgan, Inc.	5,443	225,830
National Fuel Gas Company	605	38,871
ONEOK, Inc.	2,828	118,550
Spectra Energy Corporation	6,630	233,177
		669,509
Total Common Stock
(Cost $1,968,522)		1,915,149
Master Limited Partnerships — 24.3%(1)
United States Crude/Refined Products Pipelines — 12.7%(1)
Buckeye Partners, L.P.	468	36,191
Genesis Energy, L.P.	419	20,376
Magellan Midstream Partners, L.P.	811	64,653
MPLX LP	272	19,856
Phillips 66 Partners LP	184	13,384
Plains All American Pipeline, L.P.	1,412	66,293
Shell Midstream Partners, L.P.	240	10,776
Shell Midstream Partners, L.P.(3)	370	15,803
Sunoco Logistics Partners L.P.	968	38,333
Tesoro Logistics LP	455	26,304
Valero Energy Partners LP	263	13,468
		325,437
United States Natural Gas Gathering/Processing — 4.2%(1)
Antero Midstream Partners LP	496	14,136
DCP Midstream Partners, LP	241	9,110
MarkWest Energy Partners, L.P.	601	38,843
Western Gas Equity Partners, LP	208	13,322
Western Gas Partners, LP	479	32,811
		108,222
United States Natural Gas/Natural Gas Liquids Pipelines — 7.4%(1)
Columbia Pipeline Partners LP	237	6,411
Energy Transfer Equity, L.P.	968	66,473
Enterprise Products Partners L.P.	2,746	89,025
EQT GP Holdings LP	202	6,508
EQT Midstream Partners LP	236	19,746
		188,163
Total Master Limited Partnerships
(Cost $617,074)		621,822
Short-Term Investment — 1.8%(1)
United States Investment Company — 1.8%(1)
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(4)
(Cost $45,752)	45,752	45,752
Total Investments — 100.9%(1)
(Cost $2,631,348)		2,582,723
Liabilities in Excess of Other Assets, Net — (0.9)%(1)		(22,387)
Total Net Assets — 100.0%(1)		$2,560,336

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $15,803, which represents 0.6% of net assets. See Note 2 to the financial statements for further disclosure.
(4)	Rate indicated is the current yield as of May 31, 2015.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	9

Statement of Assets & Liabilities (unaudited)
May 31, 2015

Assets:
Investments, at fair value (cost $2,631,348)	$2,582,723
Dividends receivable	5,361
Receivable for Adviser expense reimbursement	14,011
Prepaid expenses	1,580
Total assets	2,603,675
Liabilities:
Payable for capital shares redeemed	104
Payable to Adviser	2,215
Payable for fund administration & accounting fees	15,158
Payable for compliance fees	2,008
Payable for custody fees	2,053
Payable for transfer agent fees & expenses	2,541
Payable to trustees	267
Accrued expenses	17,862
Accrued distribution & shareholder service fees	1,131
Total liabilities	43,339
Net Assets	$2,560,336
Net Assets Consist of:
Capital Stock	$2,695,987
Undistributed net investment income	16,956
Accumulated net realized loss on investments	(103,910)
Net unrealized depreciation of investments and translations of foreign currency	(48,697)
Net Assets	$2,560,336

Class II
Net Assets	$2,560,336
Shares issued and outstanding(1)	257,214
Net asset value, redemption price and offering price per share	$9.95

(1) Unlimited shares authorized

See accompanying Notes to Financial Statements.

10	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Statement of Operations (unaudited)
For the Six Months Ended May 31, 2015

Investment Income:
Dividends and distributions from common stock	$29,478
Distributions from master limited partnerships	11,939
Less: return of capital on distributions	(12,880)
Less: foreign taxes withheld	(1,171)
Net dividends and distributions from investments	27,366
Dividends from money market mutual funds	37
Total investment income	27,403
Expenses:
Fund administration & accounting fees (See Note 5)	31,017
Audit & tax fees	17,351
Advisory fees (See Note 5)	8,175
Transfer agent fees & expenses (See Note 5)	7,644
Custody fees (See Note 5)	6,543
Compliance fees (See Note 5)	6,006
Legal fees	5,728
Trustee fees (See Note 5)	4,837
Shareholder communication fees	4,114
Other	1,618
Registration fees	191
Distribution and shareholder service fees
Class II (See Note 6)	3,847
Total expenses before reimbursement	97,071
Less: expense reimbursement by Adviser	(82,644)
Net expenses	14,427
Net Investment Income	12,976
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(101,235)
Net change in unrealized depreciation of investments and translations of foreign currency	5,598
Net Realized and Unrealized Loss on Investments	(95,637)
Net Decrease in Net Assets Resulting from Operations	$(82,661)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	11

Statement of Changes in Net Assets

		Period from
	Six Months Ended	April 30, 2014(1) to
	May 31, 2015	November 30, 2014
	(unaudited)
Operations
Net investment income	$12,976	$3,148
Net realized loss on investments, including foreign currency gain (loss)	(101,235)	(1,843)
Net change in unrealized depreciation of investments and translations of foreign currency	5,598	(54,295)
Net decrease in net assets resulting from operations	(82,661)	(52,990)
Capital Share Transactions
Class II:
Proceeds from shares sold	2,669,043	1,873,589
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,450,006)	(396,639)
Net increase in net assets resulting from capital share transactions	1,219,037	1,476,950
Distributions to Shareholders	—	—
Total Increase in Net Assets	1,136,376	1,423,960
Net Assets
Beginning of period	1,423,960	—
End of period (including undistributed net investment income of $16,956 and $3,980, respectively)	$2,560,336	$1,423,960
Transactions in Shares
Shares sold	264,465	177,008
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(145,633)	(38,626)
Net increase	118,832	138,382

(1) Inception date of the Fund.

See accompanying Notes to Financial Statements.

12	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Financial Highlights
Class II

		Period from
	Six Months Ended	April 30, 2014(1) to
	May 31, 2015	November 30, 2014
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$10.29	$10.00
Investment operations:
Net investment income	0.04	0.02
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.38)	0.27
Total from investment operations	(0.34)	0.29
Less distributions from:
Net investment income	—	—
Net realized gains	—	—
Total distributions	—	—
Net asset value, end of period	$9.95	$10.29
Total Return(3)	(3.30)%	2.90%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,560	$1,424
Ratio of expenses to average net assets:
Before expense reimbursement(4)	10.09%	23.43%
After expense reimbursement(4)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(4)	(7.24)%	(21.32)%
After expense reimbursement(4)	1.35%	0.61%
Portfolio turnover rate(3)	85%	64%

(1) Inception date of the Fund.
(2) For a Class II Share outstanding for the entire period.
(3) Not annualized for periods less than one year.
(4) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	13

Notes to Financial Statements (unaudited)
May 31, 2015

1. Organization

Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on April 30, 2014. The Fund currently offers two classes of shares: Class I and Class II. As of May 31, 2015, Class I shares were not yet available. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class II shares. Shareholder service fees are expensed at 0.15% of average daily net assets of Class II shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2015, the Fund had investments in illiquid securities with a total value of $15,803 or 0.6% of total net assets.

14	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Cost Basis
Shell Midstream Partners, L.P.	370	05/2015	$14,430

The carrying value per unit of unrestricted common units of Shell Midstream Partners, L.P. was $46.91 on May 12, 2015, the date of the purchase agreement and the date an enforceable right to acquire the restricted Shell Midstream Partners, L.P. units was obtained by the Fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Assets
Common stock	$1,915,149	$—	$—	$1,915,149
Master limited partnerships	606,019	15,803	—	621,822
Short-term investment	45,752	—	—	45,752
Total investments in securities	$2,566,920	$15,803	$—	$2,582,723

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

Tortoise Capital Advisors	15

Notes to Financial Statements (unaudited) (continued)

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.50% of average daily net assets of the Fund’s Class II shares. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to possible reimbursement by the Fund to the Adviser within three years after the fees have been waived and/or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least May 31, 2016. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2017	$112,793
11/30/2018	82,644

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended May 31, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution & Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class II only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Class II average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended May 31, 2015, Class II incurred expenses of $2,404 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of Class II. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended May 31, 2015, Class II incurred shareholder servicing fees of $1,443 under the Agreement.

16	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Notes to Financial Statements (unaudited) (continued)

7. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended May 31, 2015 were as follows:

	Purchases	Sales
U.S. Government	$—	$—-
Other	$2,856,690	$1,664,479

8. Federal Tax Information

As of November 30, 2014, the components of accumulated gains (losses) on a tax basis were as follows:

Cost of investments	$1,538,345
Gross unrealized appreciation	24,685
Gross unrealized depreciation	(97,020)
Net unrealized depreciation	(72,335)
Undistributed ordinary income	19,345
Undistributed long-term capital gain	—
Total distributable earnings	19,345
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$(52,990)

As of November 30, 2014, the Fund had no capital loss carryforwards.

As of May 31, 2015, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$2,633,092
Gross unrealized appreciation	43,095
Gross unrealized depreciation	(93,464)
Net unrealized depreciation	$(50,369)

There were no distributions made by the Fund during the periods ended May 31, 2015 and November 30, 2014.

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2015, Jefferson National Life Insurance Company, for the benefit of its customers, owned 98.1% of the outstanding shares of the Fund.

Tortoise Capital Advisors	17

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Capital Advisors, L.L.C.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise”) regarding the Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Tortoise with respect to the Fund; (2) the cost of the services provided and the profits realized by Tortoise and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to the Fund, continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining for the Fund the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered Tortoise’s capitalization, its significant amount of assets under management, and its affiliation with Montage Investments, LLC (“Montage”), an SEC-registered investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $27 billion in assets. The Trustees also considered the Fund’s investment performance as of December 31, 2014 compared to its respective benchmark and to the composite of accounts that Tortoise manages utilizing similar investment strategies to that of the Fund. The Trustees noted that the Fund had underperformed its S&P 500 benchmark over certain relevant time periods. The Trustees further noted that while the Fund also outperformed the benchmark during numerous short term periods, the benchmark does not closely resemble the Fund’s investment strategy. The Trustees also observed that the Fund’s performance was consistent with the performance of its respective composite over all relevant time periods. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Fund, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of its portfolio managers in the energy industry. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to the Tortoise VIP MLP & Pipeline Portfolio for the 2 month period ended June 30, 2014. In that regard, the Trustees noted that Tortoise and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund in excess of Rule 12b-1 fees paid by the Fund. The Trustees noted that while the management fees that Tortoise charges to separately managed accounts with similar investment strategies to that of the Fund may be higher or lower than the advisory fee for the Fund (depending upon the size of the account, relationship and/or nature and level of services Tortoise provides to the separately managed account), Tortoise has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, that justify a higher fee. The Trustees also noted that Tortoise had contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees concluded that Tortoise’s service relationship with the Tortoise VIP MLP & Pipeline Portfolio has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that the Tortoise VIP MLP & Pipeline Portfolio’s management fee was lower than the average and median management fees of funds comprising the benchmark category. After fee waivers and expense reimbursements, the total expenses of the

18	Tortoise Capital Advisors

2015 Semi-Annual Report | May 31, 2015

Additional Information (unaudited) (continued)

Fund’s Class II shares were higher than the average and median total expenses of funds comprising the benchmark category. The Trustees further noted that the funds marketed solely to variable life and variable annuity clients generally have higher expense structures than traditional open end funds due to the servicing fees that must be paid to the sponsoring insurer and that the benchmark category does not necessarily represent these additional expenses.

The Trustees also considered that the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Tortoise VIP MLP & Pipeline Portfolio. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to the Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fees for the Fund do not contain breakpoints. The Trustees noted that assets in the Fund remained quite low. They also noted that because of its contractual obligations to reduce its management fees and, if necessary, reimburse the Fund for operating expenses above a specified cap, as described in the Fund’s prospectus, Tortoise continues to waive advisory fees and reimburse expenses for the Tortoise VIP MLP & Pipeline Portfolio. The Trustees also noted the significant additional services that Tortoise provides to the Fund, including investor relations activities, press releases, coordination with the Fund’s principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Fund’s website. Finally, the Board noted the distribution and marketing support activities that Tortoise pays for from its own profits, including coordinating with and paying Montage for the development, creation, updating and dissemination of marketing materials. With respect to the Fund, the Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase. The Trustees further noted that they would revisit the issue of breakpoints in the future for the Fund as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions. While the Trustees noted that Rule 12b-1 fees may be paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Tortoise and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees concluded that Tortoise will not receive any additional financial benefits from services rendered to the Fund.

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Capital Advisors	19

Contacts

Board of Trustees

Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
Brian Kessens, CFA
James Mick, CFA
Matt Sallee, CFA
Rob Thummel

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 7, 2015

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 7, 2015

* Print the name and title of each signing officer under his or her signature.